UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

C&J ENERGY SERVICES LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on January 21, 2016.

C&J ENERGY SERVICES, LTD.	Meeting Information
	Meeting Type:	Special General Meeting
	For holders as of:	December 1, 2015
Date: January 21, 2016 Time: 2:00 PM, Local Time
Location: The Company’s headquarters Crown House, Second Floor, 4 Par-La-Ville Road, Hamilton HM08, Bermuda
C&J ENERGY SERVICES, LTD. CROWN HOUSE, SECOND FLOOR 4 PAR-LA-VILLE ROAD HAMILTON HM08, BERMUDA

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF SPECIAL GENERAL MEETING AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow              (located on the following page) and visit: www.proxyvote .com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:         www.proxyvote.com

2) BY TELEPHONE:     1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow              (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 7, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow              (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR proposals 1 and 2.

1. The approval of the Second Amendment to the C&J Energy Services 2015 Long Term Incentive Plan.

2. The approval of the material terms of the C&J Energy Services 2015 Long Term Incentive Plan for the purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code.

NOTE: In their discretion, the proxies are authorized to vote upon such other business that is properly presented at the Special General Meeting or any adjournments or postponements thereof.

C&J ENERGY SERVICES, LTD. CROWN HOUSE, SECOND FLOOR 4 PAR-LA-VILLE ROAD HAMILTON HM08, BERMUDA	VOTE BY INTERNET - www.proxyvote.com Votes will be accepted until 11:59 pm ET on January 20, 2016.
VOTE BY PHONE - 1-800-690-6903 Votes will be accepted until 11:59 pm ET on January 20, 2016.
VOTE IN PERSON If you would like to attend this Special General Meeting and vote in person, please review the requirements in the proxy statement.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received on or before January 20, 2016.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS To sign up for electronic delivery, vote at www.proxyvote.com and, when prompted, agree to receive or access proxy materials electronically going forward.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M97946-S39441	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

      C&J ENERGY SERVICES, LTD.

The Board of Directors recommends you vote FOR proposals 1 and 2.
		For	Against	Abstain

1.	The approval of the Second Amendment to the C&J Energy Services 2015 Long Term Incentive Plan.	☐	☐	☐

2.	The approval of the material terms of the C&J Energy Services 2015 Long Term Incentive Plan for the purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code.	☐	☐	☐
NOTE: In their discretion, the proxies are authorized to vote upon such other business that is properly presented at the Special General Meeting or any adjournments or postponements thereof.

For address change/comments, mark here. (see reverse for instructions)			☐

Please indicate if you plan to attend this meeting.	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy

Materials for the

C&J Energy Services, Ltd. Special General Meeting

of Shareholders to be held on January 21, 2016:

The Notice of Special General Meeting

and Proxy Statement

are available at www.proxyvote.com

C&J ENERGY SERVICES, LTD.

Special General Meeting of Shareholders

January 21, 2016 2:00 PM (Local Time)

This proxy is solicited by the Board of Directors

The undersigned shareholder of C&J Energy Services, Ltd. hereby appoint(s) Joshua E. Comstock and Theodore R. Moore, and each of them, as proxies with full power of substitution and hereby authorizes them to represent and to vote all of the common shares of C&J Energy Services, Ltd. that the undersigned is entitled to vote at the Special General Meeting of Shareholders to be held at 2:00 PM, local time, on January 21, 2016, at the Company’s headquarters located at Crown House, Second Floor, 4 Par-La-Ville Road, Hamilton HM08, Bermuda, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations as presented on the reverse side. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the Special General Meeting of Shareholders and at any adjournment or postponement thereof.

Address Change / Comments:

(If you noted any Address Change and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side